Exhibit 99.1 Investor Presentation October 18, 2022 NASDAQ: CATC Parent of Cambridge Trust Company

Contents 03 Company Profile 07 Financial Highlights 19 Merger with Northmark Bank 22 Strategic Focus 27 Appendix This presentation includes non-GAAP measures and should be reviewed with the Company’s Q3 2022 Earnings Release and SEC filings.

Company Profile As of September 30, 2022 ▪ Banking subsidiary: Cambridge Trust Company (1890) ▪ Private Bank & Wealth Management Firm ▪ Headquarters: Harvard Square, Cambridge, MA ▪ Client Wealth Assets: $3.8 billion ▪ Banking Assets: $5.1 billion • Gross Loans: $3.6 billion • Total Deposits: $4.3 billion ▪ Noninterest income: 24% of revenue ▪ NASDAQ: CATC ▪ Market Cap: $667 million* 3 *Market Cap is as of October 17, 2022.

Why Cambridge Bancorp? • Market of operations offer significant long term growth prospects • Private Banking business model with diversified fee revenue through wealth management focus • Strong financial performance with excellent asset quality track record • Low cost core deposit base • Financially and strategically attractive acquisitions Client 4

Geographic Footprint 1 Concord Dover 2 Portsmouth Manchester Stratham North Hampton Bedford North Andover 3 Andover Lexington Concord Winchester Cambridge Weston Boston Wellesley Needham CATC Branches (22) CATC Wealth Offices (5) 5 Source: S&P Global Market Intelligence; FDIC

Market Characteristics 1 Median Household Income ($000s) $104 ▪ Wealth Management capability is $93 $72 well-suited to the highly affluent Boston and southern New Hampshire markets Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA 1 ▪ Greater Boston economy is Proj. Household Income Change (’22 – ’27) diversified; the region is a global hub 12.2% 12.1% 10.5% for innovation, healthcare, life 2 sciences, and education Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA ▪ Greater Boston lab market remains 1 Unemployment Rates robust, with increased construction expected to continue to meet 3.5% 3.1% 2 demand through 2023 1.8% Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA ▪ Cambridge Trust’s private banking 2 Cambridge Lab Space Vacancy model caters to entrepreneurial 2.5% 2.3% 2.2% local communities Q4 2021 Q1 2022 Q2 2022 6 1: Source: S&P Global Market Intelligence as of 2022, and Bureau of Labor Statistics as of May 2022. 2: Source: Newmark Boston Office Market and Life Science Reports Q4 2021 and Q2 2022, Boston Business Journal April 2021.

Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share Dollars in millions In dollars $65 5-Year EPS CAGR $19.00 (through 2021) +13.5% $54.8 $55 $16.00 $43.9 $45 $41.5 $13.00 $35 $10.00 $29.2 $24.0 $25 $7.00 $7.81 $6.90 $6.20 $5.89 $5.80 $15 $4.00 $5 $1.00 2018 2019 2020 2021 YTD 2022 Operating Net Income (left axis)* Operating Diluted Earnings Per Share (right axis)* 7 *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related and other non operating items.

Q3 2022 Performance Highlights Operating ROAA Operating EPS Operating ROTCE 1.15% $2.09 14.94% 2.93% $14.7M 56.06% 7.70% Adjusted Net Operating Net Operating Efficiency TCE Ratio 1 Interest Margin Income Ratio 0.96% $55.95 0.12% 0.00% ACL Ratio Tangible Book NPAs to Total Assets Net Recoveries / Value per Share Total Loans (Annualized) 8 1: Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion.

Strong Capital Position & Liquidity As of September 30, 2022 Capital Position* Liquidity ($M) 16.0% FRB Discount Window Available 13.3% $458 12.0% 12.3% 12.3% 10.5% 8.0% 8.5% 8.2% 7.7% Wholesale 7.0% Deposits Available $414 4.0% 4.0% FHLB Available $396 0.0% TOTAL TIER 1 TIER I TIER I TANGIBLE CAPITAL CAPITAL COMMON LEVERAGE COMMON Correspondent EQUITY EQUITY* Bank Available $10 CATC Minimum Capital Required** Total access to funds of $1.3B Tangible Book Value per Share $60.00 $55.00 $55.95 $55.01 $50.00 $50.07 $45.00 $46.66 $40.00 $40.57 $35.00 $30.00 2018 2019 2020 2021 2022 9 *Current quarter capital ratios are estimated. Tangible Common Equity is not a regulatory capital ratio. **Minimum Capital Required For Capital Adequacy Plus Capital Conservation Buffer. Tangible Common Equity and Tangible Book Value Per Share are non-GAAP measures.

Wealth Management & Noninterest Income th Listed as the 18 Largest Independent Investment Advisers in Massachusetts by the Boston Business Journal in 2022 Client Wealth Assets ($M) Net Client Flows ($M) YTD 2018 2019 2020 2021 2022 $4,853 $2,971 $2,760 $3,287 $3,994 $4,656 Starting AUM $4,168 $3,837 $3,453 339 Acquired AUM* $2,877 (176) (5) (69) 90 (201) Net Flows (35) 532 437 572 (792) Net Market Impact $2,760 $3,287 $3,994 $4,656 $3,663 Ending AUM 117 165 174 197 174 Custody Assets 2018 2019 2020 2021 2022 $2,877 $3,453 $4,168 $4,853 $3,837 Total WM Assets Wealth Management Revenue ($M) Noninterest Income ($M) NII was 24% of Revenue in 2022 $35.0 $44.3 $29.8 $26.5 $39.5 $25.2 $36.4 $24.9 $32.9 $33.0 0.79% 0.78% 0.81% 0.81% 0.84% AUM AUM AUM AUM AUM Fee Fee Fee Fee Fee 2018 2019 2020 2021 YTD 2022 2018 2019 2020 2021 YTD 2022 Wealth Management All Other 10 *Acquired in our merger with Wellesley Bancorp, Inc. AUM is comprised of approximately 58% equities, 28% fixed income, and 14% cash/other as of September 30, 2022. AUM Fee represents the weighted average fee on Assets Under Management during the period.

Total Assets and Loans As of September 30, 2022 Total Assets ($M) Loan Portfolio Residential- $5,143 Fixed Rate $4,892 22% Residential- Adjustable $3,949 Rate 19% $2,856 Consumer 1% $2,101 Home Equity Construction 3% 3% Commercial & Industrial 2018 2019 2020 2021 2022 8% Total Loans ($M) CRE 44% $3,629 5.75- Year Loans CAGR $3,319 $3,154 (through 2022) +20% $3.6B outstanding as of September 30, 2022 $2,227 54.5% Commercial $1,560 45.5% Consumer 3.79% Q3 2022 average yield excluding fair value accretion 2018 2019 2020 2021 2022 11 2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively.

Deposit and Net Interest Margin Profile Total Deposits ($M) Deposit Composition Core Deposits 95% 5.75-Year CAGR Demand (through 2022) Deposits $4,281 $4,331 +19% 34% MMDA & Other $3,403 Savings 45% $2,359 $1,811 NOW & Other Trans. Accounts Wholesale 16% Deposits Time Deposits 3% 2018 2019 2020 2021 2022 2% 1 Non-Interest-Bearing Deposits ($M) Adjusted Net Interest Margin & Cost of Deposits 1 Q3 2022 Avg. Cost of Deposits : 0.24% 1 $1,445 September 30, 2022 Spot Cost of Deposits : 0.28% $1,394 5.00% 4.00% 3.36% $1,006 3.33% 3.22% 2.93% 2.93% 2.81% 2.67% 3.00% 2.00% $631 0.70% $494 1.00% 0.25% 0.28% 0.17% 0.17% 0.24% 0.13% 0.00% 2018 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 1 Adj. Net Interest Margin Cost of Deposits 2018 2019 2020 2021 2022 12 2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively. 1: Cost of Deposits excludes wholesale deposits.

Commercial Banking As of September 30, 2022 Commercial Loans ($M) ▪ Business Deposits represented 52% of core deposits with a weighted average cost of deposits of 0.18% $1,977 $1,758 ▪ Focused on continued $1,583 diversification of the commercial portfolio into Commercial & $1,194 Industrial $852 ▪ Dedicated and centralized credit risk management function 2018 2019 2020 2021 2022 Commercial Mortgage Commercial & Industrial* 13 *Commercial & Industrial excludes PPP loans for years 2020 & 2021.

Commercial Real Estate Loan Portfolio By Sector By Geography Industrial/Warehouse 3% Hotel & Lodging 4% Other 1% MA 85% Construction & Land 6% Mixed Use - Office/Retail 6% Multifamily 37% Other Residential 7% Other 3% Commercial/Flex Space 9% ME 2% Retail 11% Office 16% NH 10% Portfolio Details: • $1.7B outstanding as of September 30, 2022 • $2.2M average loan size 14

Commercial & Industrial Loan Portfolio By Industry By Geography Health Care and Accommodation Social Assistance 1% and Food 1% Manufacturing 3% Retail Trade 1% MA 52% Construction 3% Real Estate, Rental, and Leasing 3% Wholesale Trade 8% Renewable Energy 42% NH 5% CT 6% Professional Scientific and Technical 14% RI 9% NY 8% Other 20% All Other 24% Industry breakout excludes PPP loans Geography breakout excludes PPP loans Portfolio Details: • $296M outstanding as of September 30, 2022 • $685K average loan size 15

Consumer Loan Portfolio As of September 30, 2022 Weighted Balance Avg. LTV* 100.0 50% 58% 44% 6% Residential - Fixed 0.0 Residential - Adjustable Home Equity Usage Geography 80% 82% 1% 3% 20% 14% Owner Occupied Non-Owner Occupied MA NH ME Other $1.6B outstanding as of September 30, 2022 Weighted Average FICO 784** 16 *The Weighted Average LTV calculation only includes one collateral property value for loans with multiple collateral and excludes loans with a zero balance. **Most Recent Weighted Average FICO Score, excluding loans with a zero balance.

Asset Quality Highlights NPLs / Loans NPAs / Assets 0.28% 0.27% 0.18% 0.17% 0.17% 0.16% 0.12% 0.12% 0.12% 0.11% 2020 2021 Q1 2022 Q2 2022 Q3 2022 2020 2021 Q1 2022 Q2 2022 Q3 2022 Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans 1.19% 14-year average NCOs of 0.01% 1.05% 0.97% 1.00% 0.96% 0.01% 0.00% 0.00% 0.00% 0.00% 2020 2021 Q1 2022 Q2 2022 Q3 2022 2020 2021 Q1 2022 Q2 2022 Q3 2022 17 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020 and 2021 excludes PPP loans.

Allowance for Credit Losses (ACL) Dollars in millions Allowance for Credit Losses: 0.96% 1.05% Commercial Loans ACL Ratio Q3: 1.05% Consumer Loans ACL Ratio Q3: 0.86% ACL Key Attributes: 1% • Sophisticated model uses loan level probability of default loss given default 26% discounted cash-flows as the primary basis for the quantitative loss estimation • Starting Unemployment Rate in forecast period: 3.71% • Ending Unemployment Rate in forecast period: 4.23% • Forecast Period: 2 Quarters 73% • Reversion Period: 4 Quarters Quantitative Qualitative PCD 18

Merger with Northmark Bank 19

Overview of Merger with Northmark Bank (4) Transaction Rationale Affluent Markets of Operation Winchester and Andover are among the most affluent markets in Greater Boston ▪ Strategic expansion into attractive, affluent North Andover, Andover and Winchester markets through a combination with a high-quality local bank $191 ▪ Financially compelling transaction $136 ▪ Approximately 5.8% accretive to Cambridge $104 $93 $94 2023 earnings per share at announcement $72 (1) date Boston-Cambridge-Newton Manchester-Nashua MSA Portsmouth, NH Winchester, MA Andover, MA National Avg. ▪ Low integration and execution risk, reflecting cultural MSA compatibility ▪ Asset-sensitive through both low-cost long- term deposit base and sizable cash position (5) Transaction Overview Northmark Profile Announcement Date: 5/23/2022 Headquarters: North Andover, MA Closure Date: Founded: 10/1/2022 1987 (1) Transaction Value : Assets: $62.8 mm $431 mm (3) Announced Price / TBV : Gross Loans: 118% $317 mm (3) Announced Price / LTM Core Earnings per Share : Deposits: 11.2x $373 mm (2) Announced 2023 EPS Impact : 5.8% Accr. Common Equity: $53 mm (3) Announced TBV Impact : 1.7% Dil. (3) Announced TBV Earnback (Crossover) : 2.25 Years 20 1: Based on CATC closing price of $79.74 as of September 30, 2022. 4: Data as of June 30, 2021; HHI data is not available for North Andover, MA. 2: Based on mean consensus analyst earnings estimates for 2023 as of May 23, 2022. 5: Northmark Bank information as of September 30, 2022. 3: Based on CATC closing price of $79.94 as of May 20, 2022.

Pro Forma Loan & Deposit Composition As September 30, 2022 Pro Forma as of September 30, 2022 C&D C&I C&D C&D C&I C&I CRE 3.5% 5.1% Consumer 3.9% 8.5% 8.2% CRE 24.4% 7.9% 5.4% 24.0% Consumer Consumer 3.8% 3.9% CRE 19.7% Multifamily 1-4 Family 1-4 Family Multifamily 4.1% 1-4 Family 42.3% Multifamily 57.2% 17.8% 43.6% 16.7% Total Loans: $3.6 billion Total Loans: $317 million Total Loans: $3.9 billion MRQ Yield: 3.79% MRQ Yield: 4.47% MRQ Yield: 3.90% CD's CD’s 5.1% 6.7% CD's 25.9% Savings & MMDA Savings & MMDA 45.1% 44.1% Savings & Noninterest- Noninterest- MMDA Bearing Bearing 32.4% Noninterest- Demand Demand Bearing Demand 34.0% 33.7% 36.9% Transaction Transaction 15.2% 16.1% Transaction 4.8% Total Deposits: $4.4 billion Total Deposits: $373 million Total Deposits: $4.7 billion MRQ Cost: 26 bps MRQ Cost: 18 bps MRQ Cost: 26 bps 21 Northmark Bank loan and deposit data as of September 30, 2022, per call report. Northmark Bank balances do not reflect acquisition method accounting adjustments pursuant to ASC 805. Deposit Mix Loan Mix

Strategic Focus 22

Strategic Progress and Focus Recent Progress Strategic Focus ▪ Completed merger with Northmark Bank ▪ Leverage private banking model in highly attractive markets adding attractive clients and markets ▪ Generated record operating earnings in ▪ Increase brand awareness 2021 ▪ Expand Wealth Management assets under ▪ Committed $110 million to support management affordable housing in Massachusetts by ▪ Grow and diversify Commercial Banking partnering with the Massachusetts Housing opportunities & relationships Partnership ▪ Expand client base & deepen existing ▪ Supported clients & communities during relationships to grow deposit base the pandemic which included $293M in PPP Lending ▪ Named the 18th Largest Independent Investment Advisers in Massachusetts (according to Boston Business Journal) ▪ Named as one of the region’s top corporate charitable contributors (according to Boston Business Journal) ▪ Increased resources to support expansion of business development initiatives 23

Corporate Responsibility at Cambridge Trust “At Cambridge Trust, corporate responsibility isn’t just core to our values as a company, it’s the way we’ve done business for more than 130 years.” -Denis Sheahan, President and CEO Our People Your Bank Our Communities We foster an ingrained focus on We have an obligation to reduce We only succeed if we serve as a employee engagement, diversity, our environmental impact and true financial partner to the equity and inclusion (DE&I), and empower our people, communities in which we work career development that allows communities, and customers. and live. our people to achieve their full potential. 53% $109 Million $110 Million With nine women on our Board Solar lending and hydropower for Voluntary loan commitment to the of Directors at Cambridge Trust, commercial customers across New Massachusetts Housing Partnership one of the highest number of England supporting affordable housing and women for companies listed on economic development the NASDAQ.* 24% Consumption Charitable Giving Of all employees are racially We are making investments in Donated to over 260 or ethnically diverse, which technology to reduce the use organizations supporting our includes 12% of those who are of paper and carbon local communities in 2021 Vice Presidents and above emissions Additional information can be found within the corporate responsibility section of our website 24 *Source: S&P Global Market Intelligence © 2022.

Stock Price Performance and Dividend Trend Stock Price Performance Declared Dividends 23 years of increased dividends (1999 – 2022) $3.50 $2.56 $2.38 8% $2.50 $2.12 $1.96 $2.04 $1.50 $0.50 2018 2019 2020 2021 2022 25 Source: S&P Global Market Intelligence © 2022 as of September 30, 2022. 2022 Dividends includes all dividends declared through October 18, 2022.

Why Cambridge Bancorp? Business Model • Focused private banking business model • Attractive geographic markets • Affluent client base • Expanding commercial services • Investing for future growth Performance • Consistently profitable • Strong returns • Core deposit funded • Well-capitalized Credit • Strong asset quality • Sound underwriting acumen and risk management practices Culture • Client-centric service culture • Loyal client base • Experienced, conservative leadership • Commitment to our community 26

Appendix 27

Appendix: Interest Rate Risk Profile As of September 30, 2022 Net Interest Income (NII) Sensitivity Immediate Parallel Shock – Year 1 Immediate Parallel Shock – Year 2 Up 100 Up 200 Up 300 Up 100 Up 200 Up 300 22.0% 22.0% 19.4% 18.0% 18.0% 15.8% 12.8% 14.0% 14.0% 10.0% 10.0% 6.0% 6.0% 0.4% 0.4% 0.6% 2.0% 2.0% -2.0% -2.0% Ramps – Up 200 Year 1 Year 2 22.0% 18.0% 15.1% 14.0% 10.0% 6.0% 1.6% 2.0% -2.0% These estimates of changes in the Company’s net interest income require us to make certain assumptions including loan- and mortgage-related investment prepayment speeds, reinvestment rates, and deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results. 28

Appendix: Governance Responsibility The Board of Directors believes in strong oversight and engagement with our shareholders Key attributes of our Governance and Compensation practices are summarized below: ▪ Align pay with performance by having ▪ Recently implemented a Risk Committee performance-based compensation greater with a defined charter and purpose than 50% of target total direct compensation, ▪ Recently added Environmental, Social and on average, for Named Executive Officers Corporate Governance (ESG) oversight as ▪ No uncapped payouts under our short or long part of the corporate governance charter term incentive plans with clearly defined roles and responsibilities ▪ Executive equity awards are 75% ▪ Expanded proxy disclosures in several performance-based restricted stock units areas including diversity metrics, (“PRSUs”), whose vesting is subject to compensation philosophy and board performance relative to comparable banks composition over a 3-year period ▪ Adopted a broad Human Rights Policy ▪ Dividends on PRSUs issued are not paid until Statement that expressly includes gender units are earned/vested identity ▪ Maintain a clawback policy that allows us to ▪ Require our senior executives to satisfy recover annual and long-term performance meaningful stock ownership guidelines to based compensation if we are required to strengthen the alignment with our restate our financial results shareholders’ interests ▪ No tax gross-ups of 280G excise taxes 29

Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the businesses of Cambridge and Northmark may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; changes to interest rates; the ability to control costs and expenses; the current global economic uncertainty and economic conditions being less favorable than expected; disruptions to the credit and financial markets; changes in the Company’s accounting policies or in accounting standards; weakness in the real estate market; legislative, regulatory, or accounting changes that adversely affect the Company’s business and/or competitive position; the Dodd-Frank Act’s consumer protection regulations; the duration and scope of the COVID- 19 pandemic and its impact on levels of consumer confidence; actions that governments, businesses and individuals take in response to the COVID-19 pandemic; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; a prolonged resurgence in the severity of the COVID-19 pandemic due to variants and mutations of the virus; the pace of recovery when the COVID-19 pandemic subsides; disruptions in the Company’s ability to access the capital markets; and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2021, which the Company filed on March 14, 2022. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio, operating return on average assets, operating return on tangible common equity, and operating efficiency ratio. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger and acquisition expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with an analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, and the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for non-operating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be non-operating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/ . 30

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Michael F. Carotenuto Chairman, President and Executive Vice President and Chief Executive Officer Chief Financial Officer 617-520-5520 617-520-5520 31